Exhibit 10.16

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is dated as of July 10, 2025 by and among Republic Airways Holdings Inc., a Delaware corporation (the “Company”), and each holder of shares of Common Stock listed on Schedule 1 hereto.

BACKGROUND

WHEREAS, the Company desires to grant registration rights to the parties to this Agreement on the terms and conditions as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants contained herein, and for other valuable consideration, receipt of which is hereby acknowledged, the parties hereto agree as follows:

1. Definitions and Interpretation.

(a) Definitions. The following terms have the following respective meanings.

“5% Stockholder” shall mean on any date of determination any Stockholder that on such date beneficially owns directly or indirectly at least 5% of the Common Stock issued and outstanding as of such date of determination; provided that any Stockholder and its Affiliates shall together be considered one Stockholder for purposes of this determination.

“6% Bucket” shall mean the six percent (6%) of the Company’s Common Stock to be issued into escrow in connection with the closing of the Merger, pursuant to that certain Three Party Agreement, dated April 4, 2025 by and between the Company, Mesa and United Airlines, Inc.

“10% Stockholder” shall mean on any date of determination any Stockholder that on such date beneficially owns directly or indirectly at least 10% of the Common Stock issued and outstanding as of such date of determination; provided that any Stockholder and its Affiliates shall together be considered one Stockholder for purposes of this determination.

“Affiliate” means, with respect to any Person, (i) any Person directly or indirectly Controlling, Controlled by or under common Control with such Person, (ii) any Person directly or indirectly owning or Controlling 50% or more of any class of outstanding voting securities of such Person or (iii) any officer, director, general partner or trustee of any such Person described in clause (i) or (ii).

“Airline Stockholders” shall mean American Airlines, Inc., Delta Air Lines, Inc. and United Airlines, Inc. (together with, solely for the purpose of this definition, its parent, if any), including their respective successor entities, collectively; provided that any of the three aforementioned shall not be deemed an Airline Stockholder unless it remains both (i) a 5% Stockholder and (ii) (directly or indirectly through an Affiliate) a party to a then effective Capacity Purchase Agreement.

“beneficial ownership”, “beneficially own” or any other similar expression, and “group”, when each concept is used in the context of discussing beneficial ownership, shall have the meaning determined by application of the definitions and concepts applicable under Section 13(d) of the Exchange Act.

“Board” means the Board of Directors of the Company as shall be composed from time to time.

“Business Day” means a day other than Saturday, Sunday or any other day which commercial banks in New York, New York are authorized or required by law to close.

“Capacity Purchase Agreements” means, collectively, any current or future effective capacity purchase agreement, codeshare agreement, or any other similar agreements to which the Company or any of its subsidiaries, on the one hand, and any Airline Stockholder or any of its subsidiaries, on the other hand, is a party, in each case, as amended, restated, supplemented or otherwise modified or replaced from time to time.

“Commission” means the U.S. Securities and Exchange Commission or any other federal agency at the time administering the Securities Act.

“Common Stock” means the Company’s common stock, par value $0.001.

“Company” shall have the meaning set forth in the preamble of this Agreement.

“Control”, including the terms “controlled by” and “under common control with”, means the power to direct the affairs of a Person by reason of ownership of voting securities, by contract or otherwise.

“Demand Registration” shall have the meaning set forth in Section 2(a)(ii).

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules, regulations and staff interpretations promulgated thereunder.

“Government Authority” means any federal, state, local or foreign government or political subdivision thereof, or any agency or instrumentality of such government or political subdivision, or any self-regulated organization or other non-governmental regulatory authority or quasi-governmental authority (to the extent that the rules, regulations or orders of such organization or authority have the force of law), or any arbitrator, court or tribunal of competent jurisdiction.

“Indemnified Party” shall have the meaning set forth in Section 2(e)(iii).

“Indemnifying Party” shall have the meaning set forth in Section 2(e)(iii).

“Joinder” means a joinder in the form of Exhibit A.

“Lock-Up Period” shall have the meaning set forth in Section 6(a).

“Long-Form Registration” shall have the meaning set forth in Section 2(a)(i).

“Merger” means the merger of Republic Airways Holdings, Inc. with and into Mesa Air Group, Inc. (“Mesa”), with Mesa as the surviving corporation in the merger pursuant to the Agreement, Plan of Conversion and Plan of Merger, dated as of April 4, 2025, between Mesa and Republic Airways Holdings Inc.

“Merger Lock-Up Period” means the period beginning on the date of the consummation of the Merger and continuing to and including the date that is one hundred eighty (180) days after the date of the consummation of the Merger.

“Other Shares” shall have the meaning set forth in Section 2(a)(v).

“Permitted Transferee” means, with respect to any Stockholder any Affiliate of such Stockholder.

“Person” or “person” means any individual, sole proprietorship, partnership, corporation, limited liability company, joint venture, unincorporated society or association, trust or other legal entity or any Government Authority.

“Piggyback Registration” shall have the meaning set forth in Section 2(b)(i).

“Piggyback Registration Statement” shall have the meaning set forth in Section 2(b)(i).

“Piggyback Shelf Registration Statement” shall have the meaning set forth in Section 2(b)(ii).

“Piggyback Shelf Takedown” shall have the meaning set forth in Section 2(b)(ii).

“Qualification Date” shall have the meaning set forth in Section 2(a)(ii).

“register”, including the terms “registered” and “registration”, refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act, and the declaration or ordering of the effectiveness of such registration statement by the Commission.

“Registrable Securities” means (i) any shares of Common Stock held by the Stockholders on the date of this Agreement or otherwise issued to the Stockholders in connection with the Merger, including, for the avoidance of doubt, the 6% Bucket, and (ii) any other securities of the Company issued as a dividend or other distribution with respect to or in exchange for or in replacement of the shares of Common Stock referred to in clause (i) of this definition; provided that such shares of Common Stock or other securities shall no longer be Registrable Securities if the holder or beneficial owner thereof is no longer a 5% Stockholder and, as of such date, is entitled to have any legends affixed to such securities removed unconditionally pursuant to Section 2(i) hereof.

“Registration Expenses” means all expenses incurred by the Company in complying with Section 2(a) or Section 2(b), including, without limitation, all registration, qualification, listing and filing fees, printing expenses, escrow fees, fees and disbursements of counsel for the Company, blue sky fees and expenses, and the expense of any special audits incident to or required by any such registration (but excluding the compensation of regular employees of the Company, which shall be paid in any event by the Company), but shall not include Selling Expenses.

“Rule 144” means Rule 144 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

“Rule 145” means Rule 145 as promulgated by the Commission under the Securities Act, as such Rule may be amended from time to time, or any similar successor rule that may be promulgated by the Commission.

“Securities Act” means the Securities Act of 1933, as amended, and the rules, regulations and staff interpretations promulgated thereunder.

“Selling Expenses” means all underwriting discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities by the Stockholders, and fees and disbursements of counsel for any Stockholder.

“Shelf Registration Statement” shall have the meaning set forth in Section 2(a)(ii).

“Shelf Requesting Holder” shall have the meaning set forth in Section 2(a)(ii).

“Shelf Takedown” shall have the meaning set forth in Section 2(a)(ii).

“Shelf Takedown Request” shall have the meaning set forth in Section 2(a)(ii).

“Short-Form Registration” shall have the meaning set forth in Section 2(a)(ii).

“Stockholder” means each holder of shares of Common Stock listed in Schedule 1 hereto and any Permitted Transferee who becomes a party hereto as a Stockholder pursuant to the terms hereof; provided that none of the aforementioned Stockholders shall be considered a Stockholder once it (together with its Affiliates) no longer holds Registrable Securities.

“Transaction Documents” shall have the meaning set forth in Section 3(b).

“Transfer” means any direct or indirect sale, transfer, assignment, conveyance or other disposition.

“Treasury Warrant Agreements” means the Warrant Agreement, dated as of January 15, 2021, between the Company and the United States Department of the Treasury (“Treasury”) and the Warrant Agreement, dated as of June 10, 2021, between the Company and Treasury and any other similar warrant agreement entered into between the Company and Treasury.

(b) Other Definitional Provisions; Interpretation. The words “hereof,” “herein,” and “hereunder” and words of similar import when used in this Agreement refer to this Agreement as a whole and not to any particular provisions of this Agreement, and references in this Agreement to a designated “Section” refer to a Section of this Agreement unless otherwise specified. The headings in this Agreement are included for convenience of reference only and do not limit or otherwise affect the meaning or interpretation of this Agreement. The meanings given to terms defined herein are equally applicable to both the singular and plural forms of such terms.

2. Registration Rights.

(a) Demand Registration.

(i) At any time after the date that is thirty (30) days prior to the expiration of the Merger Lock-Up Period, any 5% Stockholder may request registration under the Securities Act of all or any portion of their Registrable Securities pursuant to a registration statement on Form S-1 or any successor form thereto (each, a “Long-Form Registration”). Each request for a Long-Form Registration shall specify the number of Registrable Securities requested to be included in the Long-Form Registration. Upon receipt of any such request, the Company shall promptly (but in no event later than ten (10) Business Days following receipt thereof) deliver written notice of such request to all other Stockholders who shall then have ten (10) Business Days from the date such notice is given to notify the Company in writing of their desire to be included in such registration. The Company shall prepare and file with (or confidentially submit to) the Commission a registration statement on Form S-1 or any successor form thereto covering all of the Registrable Securities that the Stockholders thereof have requested to be included in such Long-Form Registration within thirty (30) days after the date on which the initial request is given and shall use its commercially reasonable efforts to cause such registration statement to be declared effective by the Commission as soon as practicable thereafter, provided that such effectiveness and any sales under such Long-Form Registration shall not occur prior to the expiration of the Merger Lock-Up Period. The Company shall not be required to effect a Long-Form Registration more than three (3) times for the Stockholders as a group; provided that a registration shall not be counted as “effected” for purposes of this Section 2(a)(i) until such time as the applicable registration statement has been declared effective by the Commission, unless the Stockholders initiating the applicable Long-Form Registration withdraw their request for such registration and forfeit their right to one Long-Form Registration, in which case such withdrawn registration statement shall be counted as “effected” for purposes of this Section 2(a)(i).

(ii) The Company shall use its commercially reasonable efforts to qualify and remain qualified to register the offer and sale of securities under the Securities Act pursuant to a registration statement on Form S-3 or any successor form thereto. Subject to Section 2(a)(iii) hereof, within fifteen (15) Business Days of the later of the end of the Merger Lock-Up Period and the Company becoming eligible to utilize Form S-3 or any successor form thereto (the “Qualification Date”), the Company shall use its commercially reasonable efforts to prepare and file with (or confidentially submit to) the Commission a registration statement on Form S-3 or the then appropriate form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto (a “Shelf Registration Statement”) providing for the registration of, and the sale on a continuous or delayed basis of, all of the Common Stock that constitute Registrable Securities at such time (a “Short-Form Registration”, and together with each Long-Form Registration, a “Demand Registration”) and, if such Shelf Registration Statement is not automatically effective pursuant to Commission rules, shall use its commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective by the Commission as soon as practicable thereafter and maintain the effectiveness of such registration statement, and to be supplemented and amended as promptly as practicable to the extent necessary to ensure that the registration statement is available (which shall be on Form S-3, or if Form S-3 is not then available to the Company, on Form S-1 or such other appropriate form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto (which registration statement shall also be referred to herein as a Shelf Registration Statement)) until all Registrable Securities are sold thereunder or the Stockholders no longer hold any Registrable Securities. Notwithstanding the foregoing, a Stockholder may elect not to have all or any portion of its Registrable Securities included in a Short-Form Registration by delivering a written notice to that effect to the Company prior to the Qualification Date. The Company shall not be required to include a Stockholder’s Registrable Securities in a Short-Form Registration if such Stockholder does not comply with Section 2(d) hereof. Subject to Section 2(a)(iii) hereof, each 5% Stockholder that owns Registrable Securities included on a Shelf Registration Statement (each, a “Shelf Requesting Holder”) shall be entitled, at any time and from time to time when a Shelf Registration Statement is effective, to sell any of the Registrable Securities held by such Stockholder as are then registered pursuant to a Shelf Registration Statement in an underwritten offering (each, a “Shelf Takedown”). The Shelf Requesting Holder(s) shall make such election to conduct such an underwritten offering by delivering to the Company a written request (a “Shelf Takedown Request”) for such offering specifying the number of Registrable Securities that such Shelf Requesting Holder(s) desire to sell pursuant to such Shelf Takedown. Within five (5) Business Days after receipt of any such request for a Shelf Takedown, the Company shall give written notice of such request to all Stockholders that own Registrable Securities included on such Shelf Registration Statement that are not Shelf Requesting Holders, if any, and the Company shall include in such Shelf Takedown the number of Registrable Securities of the Shelf Requesting Holder(s) and any such other Stockholders that shall have made a written request to the Company for inclusion of their Registrable Securities in the Shelf Takedown (which request shall specify the maximum number of Registrable Securities intended to be sold by such Stockholder) and with respect to which the Company has received written requests for inclusion therein within ten (10) Business Days after the date the Company’s notice was delivered. The Company shall, as expeditiously as possible (and in any event within fifteen (15) Business Days after the receipt of a Shelf Takedown Request, unless a longer period is agreed to by the Shelf Requesting Holder(s)), facilitate such Shelf Takedown. The Company shall not be required to effect a Shelf Takedown more than two (2) times for the Stockholders as a group during any calendar year.

(iii) The Company shall not be obligated to effect any Long-Form Registration within ninety (90) days after the effective date of a previous Long-Form Registration or a previous Piggyback Registration in which the Stockholders were permitted to register the offer and sale under the Securities Act, and actually sold, at least 50% collectively of the Registrable Securities requested to be included therein. The Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Section 2(a): (1) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, qualification, or compliance, unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act; or (2) if in the good faith judgment of the Board, such registration, qualification or compliance would be materially detrimental to the Company and the Board concludes, as a result, that it is essential to defer the filing of such registration statement or the consummation of such Shelf Takedown at such time, and the Company thereafter delivers to each of the Stockholders initiating applicable Demand Registration, to each of the Stockholders that would be covered by a Short-Form Registration or to each of the Stockholders initiating a Shelf Takedown Request, as the case may be, a certificate, signed by the chief executive officer of the Company, stating that in the good faith judgment of the Board it would be seriously detrimental to the Company or its stockholders for a registration statement to be filed or a Shelf Takedown to be effectuated in the near future, then the Company’s obligation to use its commercially reasonable efforts to register, qualify, or comply under this Section 2(a) shall be deferred for a period not to exceed ninety (90) days from (A) the date of delivery of the written request from the Stockholder(s) initiating applicable Demand Registration or Shelf Takedown or (B) the Qualification Date, as the case may be; provided, however, that the Company may not invoke this right more than once in any twelve-month period.

(iv) To the extent any Demand Registration or Shelf Takedown is for a registered public offering involving an underwriting, the Company shall so advise the Stockholders as a part of the written notice given pursuant to Section 2(a)(i) or Section 2(a)(ii) (as applicable). The managing underwriter(s) for any such offering will be selected by a majority-in-interest of the Stockholders requesting such Demand Registration or Shelf Takedown provided that such managing underwriter(s) shall either (a) be selected from those listed on Schedule 2 or (b) be approved by the Company (with such approval not to be unreasonably withheld). In the event any Demand Registration or Shelf Takedown is for a registered public offering involving an underwriting, the right of any Stockholder to registration or to participate in a Shelf Takedown pursuant to this Section 2(a) shall be conditioned upon such Stockholder’s participation in such underwriting and the inclusion of Registrable Securities in the underwriting to the extent provided herein. All Stockholders proposing to distribute their securities through such underwriting shall (together with the Company and the other Stockholders distributing their securities through such underwriting) enter into and perform their obligations under an underwriting agreement in the form agreed to between the Company and the managing underwriter(s) selected for such underwriting by the Company and in customary form. Notwithstanding any other provision of this Section 2(a), if the managing underwriter(s) determines in good faith that marketing factors require a limitation of the number of shares of Common Stock to be underwritten, the managing underwriter(s) may limit the number of Registrable Securities to be included in the registration and underwriting. The Company shall so advise all Stockholders requesting registration or Shelf Takedown, and the number of shares of Common Stock that are entitled to be included in the registration and underwriting for the Stockholders shall be allocated on a pro rata basis according to the number of shares of Common Stock requested by each Stockholder to be included therein. If any Person who has requested inclusion in such registration or Shelf Takedown as provided above disapproves of the terms of the underwriting, such Person shall be excluded therefrom by written notice delivered by the Company or the managing underwriter(s). Any Registrable Securities and/or other securities so excluded or withdrawn shall also be withdrawn from such registration or the Shelf Takedown, as the case may be.

(v) Subject to the rights granted pursuant to the Treasury Warrant Agreements, the Company shall not include in any Demand Registration any securities which are not Registrable Securities without the prior written consent of the Stockholders who hold at least 25% of Registrable Securities initially requesting such Demand Registration, which consent shall not be unreasonably withheld or delayed. If a Demand Registration involves an underwritten offering and the managing underwriter(s) of the requested Demand Registration advises the Company and the applicable Stockholders in writing that in its reasonable and good faith opinion the number of shares of Common Stock proposed to be included in the Demand Registration, including all Registrable Securities and all other shares of Common Stock of the Company with registration rights (the “Other Shares”) proposed to be included in such underwritten offering, exceeds the number of shares of Common Stock which can be sold in such underwritten offering and/or the number of shares of Common Stock proposed to be included in such Demand Registration would adversely affect the price per share of Common Stock proposed to be sold in such underwritten offering, the Company shall include in such Demand Registration (1) first, the shares of Common Stock that the Stockholders propose to sell, and (2) second, the Other Shares of Common Stock proposed to be included therein by any other Persons (and shares of Common Stock to be sold for the account of the Company and/or other Stockholders) allocated among such Persons in such manner as they may agree; provided, however, that in the event of any conflict between this Section 2(a)(5) and the order of priority contemplated in Section 4.5(b)(vi) of the Treasury Warrant Agreements, then the Company shall apply the order of priority in the Treasury Warrant Agreements to the extent that this Agreement would otherwise result in a breach under the Treasury Warrant Agreements. If the managing underwriter(s) determines that less than all of the Registrable Securities proposed to be sold can be included in such offering, then Registrable Securities that are included in such offering shall be allocated pro rata among the respective Stockholders thereof on the basis of the number of Registrable Securities owned by each such Stockholder.

(b) Piggyback Registration.

(i) Following the Merger Lock-Up Period, whenever (1) the Company proposes to register the offer and sale of any shares of its Common Stock under the Securities Act (other than pursuant to a Demand Registration (which shall be subject to the provisions set forth in Section 2(a)) or a registration (v) pursuant to a registration statement on Form S-8 (or other registration solely relating to an offering or sale to employees or directors of the Company pursuant to any employee stock plan or other employee benefit arrangement), (w) pursuant to a registration statement on Form S-4 (or similar form that relates to a transaction subject to Rule 145 under the Securities Act or any successor rule thereto), (x) in connection with any dividend or distribution reinvestment or similar plan, (y) in connection with a registration on any registration form that does not permit secondary sales, or (z) in connection with a registration in which the only shares of Common Stock being registered are shares of Common Stock issuable upon conversion of debt securities that is also being registered), whether for its own account or for the account of one or more of the Stockholders, and (2) the form of registration statement (a “Piggyback Registration Statement”) to be used may be used for any registration of Registrable Securities (a “Piggyback Registration”), the Company shall:

(A) promptly (but in any event at least ten (10) days prior to the filing of any Piggyback Registration Statement) deliver to each Stockholder written notice thereof in accordance with Section 8(i); and

(B) use its commercially reasonable efforts to include in such Piggyback Registration (and any related qualification under blue sky laws or other compliance), except as set forth in Section 2(b)(iii), and in any underwriting involved therein, all Registrable Securities specified in a written request or requests made by any Stockholder and delivered to the Company within ten (10) days after the written notice is delivered by the Company. Such written request may include all or a portion of a Stockholder’s Registrable Securities;

provided, however, that the Company shall have no obligations and the Stockholders shall have no rights under this Section 2(b) with respect to any registration by the Company of the 6% Bucket; provided, further, notwithstanding the foregoing, if the Registrable Securities of any Stockholder are included in any registration statement filed by the Company during the Merger Lock-Up Period (excluding with respect to the 6% Bucket), such registration shall be deemed a Piggyback Registration and all other Stockholders will be permitted to include their Registrable Securities on a pro rata basis in such Piggyback Registration in accordance with the provisions of this Section 2(b) notwithstanding that the Merger Lock-Up Period has not expired.

(ii) The Company may postpone or withdraw the filing or the effectiveness of a Piggyback Registration at any time in its sole discretion, whether or not any Stockholder has elected to include securities in such registration, and shall promptly notify any Stockholder that has elected to include shares of Common Stock in such registration of such termination or withdrawal. A Piggyback Registration shall not be considered a Demand Registration for purposes of Section 2(a). If any Piggyback Registration Statement pursuant to which Stockholders have registered the offer and sale of Registrable Securities is a registration statement on Form S-3 or the then appropriate form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Securities Act or any successor rule thereto (a “Piggyback Shelf Registration Statement”), such Stockholder(s) shall have the right, but not the obligation, to be notified of and to participate in any offering under such Piggyback Shelf Registration Statement (a “Piggyback Shelf Takedown”).

(iii) If a Piggyback Registration or Piggyback Shelf Takedown is initiated as a primary underwritten offering on behalf of the Company and the managing underwriter(s) advises the Company and the Stockholders (if any Stockholders have elected to include Registrable Securities in such Piggyback Registration or Piggyback Shelf Takedown) in writing that in its reasonable and good faith opinion the number of shares of Common Stock proposed to be included in such registration or takedown, including all Registrable Securities and all Other Shares proposed to be included in such underwritten offering, exceeds the number of shares of Common Stock which can be sold in such offering and/or that the number of shares of Common Stock proposed to be included in any such registration or takedown would adversely affect the price per share of Common Stock to be sold in such offering, the Company shall include in such registration or takedown: (1) first, the shares of Common Stock that the Company proposes to sell; (2) second, the shares of Common Stock requested to be included therein by the Stockholders, allocated pro rata among all such Stockholders on the basis of the number of Registrable Securities owned by each such Stockholder or in such manner as they may otherwise agree; and (3) third, the shares of Common Stock requested to be included therein by stockholders holding no Registrable Securities, allocated among such stockholders in such manner as they may agree; provided, however, that in the event of any conflict between this Section 2(b)(iii) and the order of priority contemplated in Section 4.5(b)(vi) of the Treasury Warrant Agreements, then the Company shall apply the order of priority in the Treasury Warrant Agreements to the extent that this Agreement would otherwise result in a breach under the Treasury Warrant Agreements.

(iv) If a Piggyback Registration or Piggyback Shelf Takedown is initiated as an underwritten offering on behalf of stockholders other than Registrable Securities, and the managing underwriter(s) advises the Company in writing that in its reasonable and good faith opinion the number of shares of Common Stock proposed to be included in such registration or takedown, including all Registrable Securities and all Other Shares proposed to be included in such underwritten offering, exceeds the number of shares of Common Stock which can be sold in such offering and/or that the number of shares of Common Stock proposed to be included in any such registration or takedown would adversely affect the price per share of Common Stock to be sold in such offering, the Company shall include in such registration or takedown: (1) first, on the basis of the shares of Common Stock requested to be included therein by the stockholder(s) requesting inclusion allocated pro rata among them based on the number of shares of Common Stock other than Registrable Securities (on a fully diluted, as converted basis) and the number of Registrable Securities, as applicable, beneficially owned by all such stockholders or in such other manner as they may otherwise agree; and (2) second, the shares of Common Stock requested to be included therein by stockholders holding no Registrable Securities, allocated among such stockholders in such manner as they may agree.

(v) In any Piggyback Registration or Piggyback Shelf Takedown, the Company shall select the investment banking firm or firms to act as the managing underwriter or underwriters in connection with such offering. All Stockholders proposing to distribute their securities through such underwriting shall (together with the Company and the other Stockholders distributing their securities through such underwriting) enter into and perform their obligations under an underwriting agreement in the form agreed to between the Company and the managing underwriter(s) selected for such underwriting by the Company and in customary form.

(vi) The Company shall have the right to terminate or withdraw any registration initiated by it under this Section 2(b) prior to the effectiveness of such registration, whether or not any Stockholder has elected to include securities in such registration, and shall promptly notify any Stockholder that has elected to include shares of Common Stock in such registration of such termination or withdrawal.

(c) Registration Procedures. In the case of each registration, qualification, or compliance effected by the Company pursuant to Section 2(a) and to the extent applicable with respect to a Piggyback Registration or Piggyback Shelf Registration, the Company will keep each Stockholder advised in writing as to the initiation of each registration, qualification, and compliance and as to the completion thereof and, at its expense, the Company will use its commercially reasonable efforts to:

(i) prepare and file with the Commission a registration statement with respect to such securities and use its commercially reasonable efforts to cause such registration statement to become and remain effective for a period of at least one hundred twenty (120) days or until the distribution described in the registration statement has been completed, whichever occurs first; provided, however, that (1) such 120-day period shall be extended for a period of time equal to the period the Stockholder refrains from selling any securities included in such registration at the request of an underwriter of shares of Common Stock, and (2) in the case of any Shelf Registration Statement, such 120-day period shall be extended until all Registrable Securities are sold thereunder or the Stockholders no longer hold any Registrable Securities;

(ii) furnish to the Stockholders participating in such registration and to the underwriters of the securities being registered such reasonable number of copies of the registration statement, preliminary prospectus, final prospectus, and such other documents as such Stockholders or such underwriters may reasonably request in order to facilitate the public offering of such securities;

(iii) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection with such registration statements as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement;

(iv) notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchaser of such shares of Common Stock, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or incomplete in the light of the circumstances then existing;

(v) use its commercially reasonable efforts to register and qualify the securities covered by such registration statement under such other securities or blue sky laws of such jurisdictions as shall be reasonably requested by the Stockholders; provided, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions;

(vi) cause all such Registrable Securities to be listed, not later than the effectiveness of such registration, on each securities exchange on which similar securities issued by the Company are then listed;

(vii) provide a transfer agent and registrar for all Registrable Securities and a CUSIP number for all such Registrable Securities, in each case not later than the effective date of such registration;

(viii) in the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter(s) of such offering and cooperate with each participating Stockholder and the underwriters to facilitate customary due diligence and marketing support, including by providing access to the Company’s officers; and

(ix) furnish, at the request of any Stockholder requesting registration of Registrable Securities pursuant to Section 2(a), on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to Section 2(a), if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes effective, (1) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and (2) to the extent such a letter may be delivered in accordance with then-applicable professional standards, a “comfort” letter, dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any; provided, however, that only the Stockholders, and not any assignee of the Stockholders, shall be entitled to receive the opinion provided for in clause (1).

(d) Information from Stockholder. It shall be a condition precedent to the obligations of the Company to take any action pursuant to Section 2(a) or Section 2(b) with respect to Registrable Securities of any selling Stockholder that such Stockholder(s) furnish to the Company such information regarding such Stockholder(s), Registrable Securities held by them, and the distribution proposed by such Stockholder(s) as the Company may reasonably request in writing for purposes of complying with the Securities Act and as shall be reasonably required in connection with any registration, qualification or compliance referred to in Section 2(a) or Section 2(b).

(e) Indemnification.

(i) To the extent permitted by law, the Company will indemnify and hold harmless each Stockholder, each of its officers, directors, partners, members, officers, stockholders, legal counsel, accountants, and each Person controlling such Stockholder within the meaning of Section 15 of the Securities Act, with respect to which registration, qualification, or compliance has been effected pursuant to Section 2, and each underwriter (as defined in the Securities Act), if any, and each Person who controls any underwriter within the meaning of Section 15 of the Securities Act, against all expenses, claims, losses, damages or liabilities (joint or several) (or actions, proceedings or settlements in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, prospectus, offering circular, or other document (including any related registration statement, notification, or the like), or any amendment or supplement thereto, incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading, or any violation by the Company of the Securities Act or any rule or regulation promulgated under the Securities Act, the Exchange Act or state securities laws applicable to the Company in connection with any such registration, qualification or compliance, and the Company will reimburse each such Stockholder, each of its officers, directors, partners, members, officers, stockholders, legal counsel and accountants, and each Person controlling such Stockholder, each such underwriter and each Person who controls any such underwriter, for any legal and any other expenses reasonably incurred in connection with investigating, preparing, defending or settling any such claim, loss, damage, liability or action, as such expenses are incurred; provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense arises out of or is based on any untrue statement or omission or alleged untrue statement or omission, made in reliance upon and in conformity with written information furnished to the Company by such Stockholder, controlling Person, underwriter, or other aforementioned Person and stated to be specifically for use therein. It is agreed that the indemnity agreement contained in this Section 2(e) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld).

(ii) Each Stockholder will (severally and not jointly), if Registrable Securities held by such Stockholder are included in the securities as to which such registration, qualification, or compliance is being effected, indemnify and hold harmless the Company, each of its directors, officers, partners, legal counsel and accountants, and each underwriter, if any, of the Company’s securities covered by such a registration statement, each Person who controls the Company or such underwriter within the meaning of Section 15 of the Securities Act, and each other such Stockholder, each of their officers, directors, and partners and each Person controlling such Stockholder within the meaning of Section 15 of the Securities Act, against all claims, losses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such registration statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and such Stockholders, directors, officers, partners, legal counsel and accountants, underwriters or control Persons for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability or action, as such expenses are incurred, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company by such Stockholder and stated to be specifically for use therein; provided, however, that the obligations of such Stockholder hereunder shall not apply to amounts paid in settlement of any such claims, losses, damages or liabilities (or actions in respect thereof) if such settlement is effected without the consent of such Stockholder (which consent shall not be unreasonably withheld); and provided, further, that that in no event shall any indemnity from a Stockholder under this Section 2(e) exceed the net proceeds received by such Stockholder in such offering.

(iii) Each party entitled to indemnification under this Section 2(e) (the “Indemnified Party”) shall give written notice to the party required to provide indemnification (the “Indemnifying Party”) promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, however, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not unreasonably be withheld), and the Indemnified Party may participate in such defense at such party’s expense; and provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2(e) unless the failure to give such notice is materially prejudicial to an Indemnifying Party’s ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Each Indemnified Party shall furnish such information regarding itself or the claim in question as an Indemnifying Party may reasonably request in writing and as shall be reasonably required in connection with the defense of such claim and litigation resulting therefrom.

(iv) If the indemnification provided for in this Section 2(e) is held by a court of competent jurisdiction to be unavailable to or insufficient to hold harmless an Indemnified Party with respect to any claim, loss, damage, liability or expense referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such claim, loss, damage, liability or expense in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party, on the one hand, and the Indemnified Party, on the other hand, in connection with the statements or omissions that resulted in such claim, loss, damage, liability, or expense, as well as any other relevant equitable considerations. The relative fault of the Indemnifying Party and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact related to information supplied by the Indemnifying Party or by the Indemnified Party and the parties’ relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission. The Company and the Stockholders agree that it would not be just and equitable if contribution pursuant to this Section 2(e) were based solely upon the number of entities from whom contribution was requested or by any other method of allocation which does not take account of the equitable considerations referred to above. In no event shall any contribution by a Stockholder under this Section 2(e) exceed the net proceeds received by such Stockholder in such offering.

(v) The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages, and liabilities referred to above in this Section 2(e) shall be deemed to include any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim, subject to the provisions of Section 2(e)(iii). No Person guilty of fraudulent misrepresentation (within the meaning of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(vi) The obligations of the Company and the Stockholders under this Section 2(e) shall survive the completion of any offering of Registrable Securities in a registration statement.

(f) Expenses of Registration. All Registration Expenses incurred in connection with any registration effected pursuant to Section 2(a) and Section 2(b) shall be borne by the Company. All Selling Expenses relating to securities registered on behalf of the Stockholders shall be borne by the holders of the registered securities included in such registration, pro rata on the basis of the number of shares of Common Stock so registered.

(g) Rule 144 Reporting. With a view to making available to the Stockholders the benefits of Rule 144 and any other rule or regulation of the Commission that may permit such Stockholders to sell securities of the Company to the public without registration, the Company agrees to use its commercially reasonable efforts to:

(i) make and keep current public information available, as those terms are understood and defined in Rule 144;

(ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after the Company has become subject to such reporting requirements); and

(iii) so long as a Stockholder owns any Registrable Securities, to furnish to the Stockholder forthwith upon request, to the extent accurate, a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of any other reporting requirements of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company so filed by the Company, and such other reports and documents of the Company so filed by the Company and such other information in the possession of or reasonably obtainable by the Company as a Stockholder may reasonably request in availing itself of Rule 144 or any other rule or regulation of the Commission allowing a Stockholder to sell any such securities without registration (at any time after the Company has become subject to the reporting requirements under the Exchange Act).

(h) Limitations on Subsequent Registration Rights. Other than the Treasury Warrant Agreements, from and after the date of this Agreement, the Company shall not, without the prior written consent of the Stockholders holding a majority of the aggregate Registrable Securities at such time, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder to include such securities in any registration statement filed by the Company, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his, her or its securities will not reduce the amount of Registrable Securities of the Stockholders which is included.

(i) Removal of Restricted Legends. Upon the request of a Stockholder, the Company shall, in good faith and at the sole expense of the Company, use commercially reasonable efforts to assist such Stockholder in the removal of any restrictive legends on the Common Stock owned by such Stockholder, at the earliest date permissible by applicable law, rule or regulation, including by (i) issuing such directions to any transfer agent, registrar or depositary, as applicable, and (ii) delivering such opinions to the transfer agent, registrar or depositary as are customary and reasonably requested by the same; provided, however, that (i) on the date that is 90 calendar days following the date upon which an Airline Stockholder ceases to be a 10% Stockholder (assuming that the facts and circumstances and applicable laws, rules and regulations present on the date hereof have not changed in a manner that changes the related legal conclusion) the Company shall use its commercially reasonable efforts to cause the Company’s transfer agent to remove any restrictive legends on the Common Stock owned by such Airline Stockholder, and (ii) at such time as any shares of Common Stock cease to be Registrable Securities by operation of the proviso to the definition of “Registrable Securities,” the Company shall use commercially reasonable efforts to cause the Company’s transfer agent to remove any restrictive legends on such Common Stock owned by such Stockholder.

3. Representations and Warranties of Stockholders. Each Stockholder hereby represents and warrants to the Company and the other Stockholders as follows:

(a) Such Stockholder is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has all requisite power and authority required, to own, lease and operate its assets and properties and to carry on its business.

(b) It has all requisite power and authority to execute, deliver and perform its obligations under this Agreement and the other agreements, instruments and documents contemplated by, or delivered in connection with, this Agreement (collectively, with this Agreement, the “Transaction Documents”) to which it is or will be a party and to consummate the transactions contemplated hereby and thereby. The execution and delivery by such Stockholder of, and the performance by it of its obligations under, the Transaction Documents to which it is or will be a party have been duly and validly authorized by all requisite action on the part of the Stockholder and its owners. The Transaction Documents to which it is a party have been duly executed and delivered by the Stockholder and constitute a valid and binding obligation of the Stockholder, enforceable against the Stockholder in accordance with its terms.

(c) The execution and delivery by the Stockholder of the Transaction Documents to which the Stockholder is or will be a party, the performance by the Stockholder of the obligations of the Stockholder hereunder and thereunder and the consummation by the Stockholder of the transactions contemplated hereby and thereby do not and will not: (i) violate any provision of the certificate of incorporation or the bylaws (or comparable organizational documents with different names) of the Stockholder; (ii) require on the part of the Stockholder any notice, registration or filing with, or any permit, or other authorization of, or any exemption by, any governmental authority or other Person not obtained prior to the date of this Agreement; (iii) result in a violation or breach of, constitute a default under, result in the acceleration of, give rise to any right to accelerate, terminate, modify or cancel, or require any notice, consent, authorization, approval or waiver under, or result in any other adverse consequence under, any contract to which the Stockholder is a party or by which the Stockholder or any of the assets or properties of the Stockholder is bound; (iv) violate or breach the terms of or cause any default under any law applicable to the Stockholder or any of the properties or assets of the Stockholder; or (v) with the passage of time, the giving of notice or both, have any of the effects described in clauses (i) through (iv) of this Section 3(c).

(d) The Stockholder has not entered into any voting agreement (other than this Agreement) with any Person with respect to any of the shares of Common Stock, granted any Person any proxy (revocable or irrevocable) or power of attorney with respect to any of the shares of Common Stock, deposited any of the shares of Common Stock in a voting trust or entered into any arrangement or agreement with any Person limiting or affecting the Stockholder’s legal power, authority or right to vote the shares of Common Stock on any matter.

4. Information Cooperation. In the event an Airline Stockholder has continuing reporting obligations with respect to the shares of Common Stock held by it for financial reporting purposes, the Company agrees that it will, upon request, use commercially reasonable efforts to assist such Airline Stockholder in satisfying such reporting obligations; provided that any information provided pursuant to this Section 4 shall be kept confidential and not disclosed by such Airline Stockholder to any other Person (other than its Affiliates and its respective directors, officers, employees and other representatives, so long as such Airline Stockholder is responsible for any disclosure by such Affiliate, director, officer, employee or other representative of information in breach of this proviso), unless and to the extent disclosure is required by applicable law, rule or regulation, including the rules of any applicable securities exchange.

5. Termination. Other than Section 2(e) and Section 2(i), this Agreement shall terminate immediately as to any Stockholder that no longer holds any Registrable Securities.

6. Lock-Up.

(a) If the Company at any time shall register the sale of Common Stock in an underwritten offering, no Stockholder shall, directly or indirectly, without the prior written consent of the managing underwriter(s) of such offering for a period (the “Lock-Up Period”) as shall be determined by the managing underwriter(s), which period cannot begin more than seven (7) days prior to the effectiveness of such registration and cannot last more than (x) ninety (90) days (in the case of a lock-up entered into in connection with the consummation of the Merger or the first underwritten offering completed following the consummation of the Merger) or (y) sixty (60) days (in the case of all other underwritten offerings) after the closing of such underwritten offering, (i) offer, pledge, assign, encumber, announce the intention to sell, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise Transfer or dispose of, any shares of Common Stock or any securities directly or indirectly convertible into or exercisable or exchangeable for Common Stock (“Stockholder Securities”) owned either of record or beneficially (as defined in the Exchange Act) by such Stockholder on the date of this Agreement or hereafter acquired, or (ii) enter into any swap or other agreement or arrangement that Transfers, in whole or in part, any of the economic consequences of ownership of Common Stock, whether any such transaction described in clause (i) or (ii) is to be settled by delivery of Common Stock or such other securities, in cash or otherwise, or publicly announce an intention to do any of the foregoing. The foregoing provisions of this Section 6 (i) shall not apply to (A) Transfers to Permitted Transferees or to the Company, (B) sales of Registrable Securities to be included in such offering pursuant to Section 2(a)(i), Section 2(a)(ii) or Section 2(b)(i) or (C) security interests in the nature of a blanket lien that is not specific to the Common Stock granted by such Stockholder under its secured credit facility or other corporate borrowing arrangement, and (ii) shall be applicable to the Stockholders only if all officers and directors of the Company and all other Stockholders are subject to the same restrictions.

(b) The foregoing paragraph shall not apply to: (i) transactions relating to shares of Common Stock acquired in open market transactions after consummation of the Merger, or the exercise of any stock option to purchase shares of Common Stock pursuant to any benefit plan of the Company; (ii) Transfers of shares of Common Stock or any security directly or indirectly convertible into or exercisable or exchangeable for Common Stock as a bona fide gift or in connection with estate planning, or by will or intestacy, (iii) Transfers of shares of Common Stock or any security directly or indirectly convertible into or exercisable or exchangeable for Common Stock to Permitted Transferees of the Stockholder or to the Company; or (iv) the establishment of a trading plan pursuant to Rule 10b 5-1 under the Exchange Act for the Transfer of shares of Common Stock. In addition, each Stockholder agrees that, other than a request made no more than thirty (30) days prior to the expiration of a relevant Lock-Up Period, without the prior written consent of the Company (not to be unreasonably withheld), it will not, during the Lock-Up Period, make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any security directly or indirectly convertible into or exercisable or exchangeable for Common Stock.

(c) In furtherance of the foregoing, (i) each Stockholder also agrees and consents to the entry of stop Transfer instructions with any duly appointed transfer agent for the registration or Transfer of the securities described herein against the Transfer of any such securities except in compliance with the foregoing restrictions, and (ii) the Company, and any duly appointed transfer agent for the registration or Transfer of the securities described herein, are hereby authorized to decline to make any Transfer of securities if such Transfer would constitute a violation or breach of this Section 6.

(d) Notwithstanding anything to the contrary contained in this Section 6, each Stockholder shall be released, pro rata, from any lock-up agreement entered into pursuant to this Section 6 in the event and to the extent that the managing underwriter(s) or the Company permit any discretionary waiver or termination of the restrictions of any lock-up agreement pertaining to any officer, director or other Stockholder.

7. Merger Lock-Up.

(a) Each Stockholder agrees that it shall not Transfer any Stockholder Securities owned either of record or beneficially (as defined in the Exchange Act) by such Stockholder on the date of this Agreement or hereafter acquired, except in compliance with the terms and conditions set forth in this Section 7. Any attempt by any Stockholder to Transfer any Stockholder Securities not in compliance with this Section 7 shall be null and void, and the Company shall not, and shall cause any transfer agent not to, give any effect in the Company’s share register to such attempted Transfer.

(b) During the Merger Lock-Up Period, the Stockholders shall not Transfer any Stockholder Securities without the prior written consent of the Company.

(c) Any Stockholder Securities held by the Stockholders after the Merger Lock-Up Period shall cease to be subject to any restrictions on Transfer set forth in this Section 7.

(d) Notwithstanding the foregoing, any Stockholder may at any time Transfer, without the prior written consent of the Company, its Stockholder Securities (i) to one or more of its Permitted Transferees, (ii) as a bona fide gift or gifts to charitable organization transferees or recipients in an aggregate amount, together with any Affiliate of such Stockholder not to exceed 1% of the total number of shares of Common Stock then outstanding or (iii) by pledging, hypothecating or otherwise granting a security interest in Stockholder Securities to one or more lending institutions as collateral or security for any loan, advance or extension of credit and any transfer upon foreclosure upon such Stockholder Securities.

(e) If any Securityholder of Registrable Securities is granted an early release from the restrictions described herein during the Merger Lock-Up Period with respect to any Registrable Securities, then immediately upon such early release each other Stockholder shall also be deemed to have been granted an early release from its obligations hereunder with respect to a pro rata amount of Registrable Securities; provided, however, that the Company shall not be required to provide such pro rata early release with respect to any early release granted to the 6% Bucket.

8. Miscellaneous.

(a) Affiliate Status. Nothing in this Agreement shall be construed as an acknowledgment or admission with respect to any Stockholder’s status as an Affiliate of the Company.

(b) All Shares of Common Stock Held by Stockholders. The terms and conditions of this Agreement govern all shares of Common Stock currently held by any Stockholder or acquired or received by any Stockholder or transferee subsequent to the date of this Agreement. In the event of a conflict between the terms of this Agreement and similar terms in an option agreement or other agreement governing shares of Common Stock held by a Stockholder, the terms of this Agreement shall govern. A Permitted Transferee that acquires shares of Common Stock in accordance and pursuant to the terms set forth herein from a Stockholder shall be required to execute a Joinder and become a Stockholder with respect to such shares of Common Stock.

(c) Reclassification. In the event that any shares of Common Stock should, as a result of a stock split or stock dividend or combination of shares of Common Stock or any other change or exchange for other securities by re-classification, re-organization, re-designation, redenomination, sub-division, redemption, purchase by the Company of shares of Common Stock, merger, consolidation, re-capitalization, split-up, spinoff, partial or complete liquidation, sale of assets, distribution to stockholders, combination of shares of Common Stock or otherwise, be increased or decreased or changed into or exchanged for a different number or kind of shares of Common Stock or of another entity the number of shares of Common Stock held by the Stockholders shall be appropriately and proportionately adjusted to reflect such action and the terms and provisions of this Agreement shall apply to all of the share capital of any class of the Company now owned or that may be issued hereafter to the Stockholders in consequence of any such event.

(d) Severability. The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of any other provision of this Agreement.

(e) Specific Performance. It is specifically understood and agreed that any breach of the provisions of this Agreement by any Person subject hereto will result in irreparable injury to the other parties hereto, that the remedy at law alone will be an inadequate remedy for such breach, that, in addition to any other remedies which they may have, such other parties may enforce their respective rights by actions for specific performance in federal or state courts in the State of Delaware (to the extent permitted by law).

(f) Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, other than conflict of laws principles thereof directing the application of any law other than that of the State of Delaware. Courts within the State of Delaware will have jurisdiction over all disputes between the parties hereto arising out of or relating to this Agreement, the other Transaction Documents, and the agreements, instruments and documents contemplated hereby. The parties hereby consent to and agree to submit to the jurisdiction of such courts. Each of the parties hereto waives, and agrees not to assert in any such dispute, to the fullest extent permitted by applicable law, (i) any claim that such party is not personally subject to the jurisdiction of such courts, (ii) any claim that such party and such party’s property is immune from any legal process issued by such courts, or (iii) any litigation commenced in such courts is brought in an inconvenient forum.

(g) Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY PROCEEDING (WHETHER BASED IN CONTRACT, TORT OR OTHERWISE) ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY TRANSACTION OR AGREEMENT CONTEMPLATED HEREBY OR THE ACTIONS OF ANY PARTY HERETO IN THE NEGOTIATION, ADMINISTRATION, PERFORMANCE OR ENFORCEMENT HEREOF.

(h) Attorneys’ Fees. If any action that law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party will be entitled to recover reasonable attorneys’ fees and other costs incurred in such proceeding, in addition to any relief which such party may be entitled.

(i) Notices. All notices, requests, claims, demands or other communications that are required or may be given pursuant to the terms of this Agreement shall be in writing and shall be deemed to have been duly given (i) when delivered, if delivered by hand, (ii) one (1) Business Day after transmitted, if transmitted by a nationally recognized overnight courier service, (iii) when emailed, if transmitted by email (provided no “bounce back,” out of office replay, or notice of non-delivery is received), or (iv) three (3) Business Days after mailing, if mailed by registered or certified mail (return receipt requested), to the parties at the following addresses (or at such other address for a party as shall be specified in a notice given in accordance with this Section 8(i)):

(i) If to Company:

8909 Purdue Road, Suite 300

Indianapolis, IN 46268

Attention: Chad Pulley

Email: [email address]

With a copy to (which shall not constitute notice):

Simpson Thacher & Bartlett LLP

425 Lexington Avenue

New York, NY 10017

Attention: Joshua Ford Bonnie and Jonathan Ozner

Email: [email address]

   [email address]

(ii) If to the Stockholders: to the address specified on the signature page hereto.

(j) Complete Agreement. This Agreement constitutes the entire agreement and understanding of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings relating to such subject matter.

(k) Amendments and Waivers. This Agreement may be amended, modified or waived solely by an instrument in writing executed by the Company and the Stockholders beneficially owning at least two-thirds of the then issued and outstanding shares of Common Stock owned by all Stockholders; provided, that any amendment, modification or waiver modifying the rights or obligations of any Stockholder in a manner that disproportionately affects the rights or obligations of such Stockholder relative to the rights of other Stockholders, shall, in each case, only be effective with that Stockholder’s prior written consent.

(l) Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

(m) Counterparts; Electronic Signatures. This Agreement may be executed in any number of counterparts (including counterparts transmitted electronically in portable document format (pdf) or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com), with the same effect as if the signatures to each counterpart were upon a single instrument, each of which shall be deemed to be an original, and all of which together shall constitute one and the same document. The parties hereto irrevocably and unreservedly agree that this Agreement may be executed by way of electronic signatures and the parties agree that this Agreement, or any part thereof, shall not be challenged or denied any legal effect, validity and/or enforceability solely on the ground that it is in the form of an electronic record.

(n) Effectiveness. This Agreement shall become effective upon the consummation of the Merger.

(o) Section Headings and References. The section headings are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties. Any reference in this Agreement to a particular section or subsection shall refer to a section or subsection of this Agreement, unless specified otherwise.

(p) Successors and Assigns. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective successors, permitted assigns, heirs, executors and administrators. The Stockholders may not Transfer or otherwise assign any of their rights or obligations under this Agreement unless in connection with the Transfer of shares of Common Stock the Permitted Transferee executes a Joinder in accordance with the terms of this Agreement.

(q) Third Parties. Nothing in this Agreement, express or implied, is intended to confer upon any Person, other than the parties to this Agreement and their respective successors and permitted assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement except as expressly set forth in this Agreement.

(r) Representation on Governance Rights. Except as set forth in this Agreement, as of the date of the consummation of the Merger, the Company has not granted any shareholder rights with respect to the Company or any of its subsidiaries (including, without limitation, as to board representation, board observers, information rights, consent rights, or advance notice rights) to any Stockholder.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the date first written above.

COMPANY:

REPUBLIC AIRWAYS HOLDINGS INC.

By:	/s/ Joseph P. Allman
Name:	Joseph P. Allman
Title:	Senior Vice President and Chief Financial Officer

[Signature Page to Registration Rights Agreement]

AMERICAN AIRLINES, INC.

By:	/s/ Nathan Gatten
Name:	Nathan Gatten
Title:	EVP, American Eagle, CRE & Gov. Affairs
Address:	[address]

[Signature Page to Registration Rights Agreement]

CONTRARIAN FUNDS, LLC

By:	/s/ Michael Ring
Name:	Michael Ring
Title:	Chief Operating Officer
Address:	[address]

CONTRARIAN OPPORTUNITY FUND III, L.P.

By:	/s/ Michael Ring
Name:	Michael Ring
Title:	Chief Operating Officer
Address:	[address]

CONTRARIAN CAPITAL FUND I, LP

By:	/s/ Michael Ring
Name:	Michael Ring
Title:	Chief Operating Officer
Address:	[address]

[Signature Page to Registration Rights Agreement]

DELTA AIR LINES, INC.

By:	/s/ Dani Janki
Name:	Dani Janki
Title:	Executive Vice President & CFO
Address:	[address]

[Signature Page to Registration Rights Agreement]

EMBRAER AIRCRAFT CUSTOMER SERVICES, INC.

By:	/s/ Fábio Motta Silva
Name:	Fábio Motta Silva
Title:	Financial Manager
Address:	[address]

By:	/s/ Michael Klevens
Name:	Michael Klevens
Title:	Corporate Secretary
Address:	[address]

EMBRAER FINANCE LTD.

By:	/s/ Felipe Santana Santiago de Lima
Name:	Felipe Santana Santiago de Lima
Title:	President and Treasurer
Address:	[address]

By:	/s/ Daniel Vieira de Biasi Cordeiro
Name:	Daniel Vieira de Biasi Cordeiro
Title:	Vice President
Address:	[address]

EMBRAER NETHERLANDS B.V.

By:	/s/ Andreia Pereira de Jesus
Name:	Andreia Pereira de Jesus
Title:	Management board member
Address:	[address]

By:	/s/ Ricardo Carneiro Bechara
Name:	Ricardo Carneiro Bechara
Title:	Management board member
Address:	[address]

[Signature Page to Registration Rights Agreement]

OWL CREEK INVESTMENTS II, LLC

By:	/s/ Kevin Dibble
Name:	Kevin Dibble
Title:	General Counsel & Co-COO
Address:	[address]

OWL CREEK INVESTMENTS III, LLC

By:	/s/ Kevin Dibble
Name:	Kevin Dibble
Title:	General Counsel & Co-COO
Address:	[address]

OWL CREEK SPECIAL SITUATIONS FUND, L.P.

By:	/s/ Kevin Dibble
Name:	Kevin Dibble
Title:	General Counsel & Co-COO
Address:	[address]

[Signature Page to Registration Rights Agreement]

UNITED AIRLINES, INC.

By:	/s/ Michael Leskinen
Name:	Michael Leskinen
Title:	Executive Vice President and Chief Financial Officer
Address:	United Airlines, Inc. [address]
Email:	[email address] Attention: UAX Notices

with a copy (which shall not constitute notice) to: Sidley Austin LLP 1000 Louisiana St., St. 5900 Houston, TX 77002

Email:	[email address]; [email address] Attention: Kevin Lewis; Atman Shukla

[Signature Page to Registration Rights Agreement]

Schedule 1

THE STOCKHOLDERS

Name of Stockholder	Address
American Airlines, Inc.	[address]
Contrarian Funds, LLC	[address]
Contrarian Opportunity Fund III, L.P.	[address]
Contrarian Capital Fund I, LP	[address]
Delta Air Lines, Inc.	[address]
Embraer Aircraft Customer Services	[address]
Embraer Finance Ltd.	[address]
Embraer Netherlands B.V.	[address]
Owl Creek Investments II, LLC	[address]
Owl Creek Investments III, LLC	[address]
Owl Creek Special Situations Fund, L.P.	[address]
United Airlines, Inc.	[address]

Schedule 2

ACCEPTABLE UNDERWRITERS

Banco Santander, S.A.	MUFG Securities Americas Inc.
Barclays Capital Inc.	Natixis Securities Americas LLC
BMO Capital Markets Corp.	NatWest Markets Securities Inc.
BNP Paribas Securities Corp.	Piper Sandler & Co.
BNY Mellon Capital Markets, LLC	PNC Bank National Association
BofA Securities, Inc.	Raymond James & Associates, Inc.
BTIG, LLC	RBC Capital Markets, LLC
Canadian Imperial Bank of Commerce	RBS Securities Inc.
Citigroup Global Markets Inc.	Regions Securities LLC
Cowen and Company, LLC	Robert W. Baird & Co. Incorporated
Credit Agricole Securities (USA) Inc.	Rothschild & Co US Inc.
Deutsche Bank Securities Inc.	Santander US Capital Markets LLC
Evercore Group L.L.C.	SMBC Nikko Securities America, Inc.
Fifth Third Securities, Inc.	Standard Chartered Bank
Goldman Sachs & Co. LLC	Stifel, Nicolaus & Company, Incorporated
J.P. Morgan Securities LLC	TD Securities (USA) LLC
Jefferies LLC	Truist Securities, Inc.
KeyBanc Capital Markets, Inc.	U.S. Bancorp Investments, Inc.
Macquarie Capital (USA) Inc.	UBS Securities LLC
Moelis & Company LLC	Wells Fargo Securities, LLC
Morgan Stanley & Co. LLC

Exhibit A

FORM OF JOINDER

This JOINDER TO THE REGISTRATION RIGHTS AGREEMENT (this “Joinder”) is dated as of _______________, 20____ and is made by _____________________, a ___________________, in connection with that certain Registration Rights Agreement dated [•], 2025 between Republic Airways Holdings Inc. and certain stockholders named therein (the “Registration Rights Agreement”). Capitalized terms used but not defined herein shall have the meanings set forth in the Registration Rights Agreement.

1. By executing and delivering this Joinder, the undersigned hereby becomes a party to the Registration Rights Agreement as a Stockholder thereunder and agrees to be bound by all of the terms, covenants and conditions set forth therein and in any other Transaction Document with the same force and effect as if originally named therein as a Stockholder.

2. As of the date of this Joinder, the undersigned represents and warrants to Company and the other Stockholders all of the representations and warranties contained in Section 3 of the Registration Rights Agreement, which shall apply in respect to this Joinder mutatis mutandis.

3. The address to which notices may be sent to the undersigned is set forth below the signature of the undersigned.

Date:____________	Name of New Stockholder

By:

Name:

Title:

Address:

Acknowledgement by Assigning Stockholder:

Date: ____________	Name of Assigning Stockholder

By:

Name:

Title:

Address: